Goodwill	12 Months Ended
Mar. 31, 2026
Goodwill [Abstract]
GOODWILL

NOTE 12 – GOODWILL

The following table sets forth the movement of goodwill:

	For the years ended March 31,
	2026	2025

Balance at the beginning of the year	$10,833,735	$—
Addition	—	52,102,945
Goodwill allowance	(11,069,876)	(41,366,680)
Translation adjustment	236,141	97,470
Balance at the end of the period	$—	$10,833,735

Goodwill represents the excess value over the assets acquired and liabilities assumed. The goodwill recognized represents value the Company expects to be created by the expected operational synergies, the assembled workforce and the future development initiatives of the assembled workforce.

The Company determines the enterprise fair value using an income approach based on estimated discounted future cash flows. Determining the enterprise fair value is judgmental in nature and requires the use of significant estimates and assumptions, including revenue growth rates, discount rates, the Company’s market capitalization and future market conditions, among others. The level of judgment and estimation is inherently higher in uncertain economic times.

The Company tests its goodwill for impairment on March 31 of each fiscal year, or whenever a change in events and circumstances (triggering event) occurs that indicates the fair value of intangible assets may be below their carrying values. Based on triggering events, the Company performed an impairment test as of March 31, 2026 and 2025 on its goodwill and determined that the carrying value exceeded the respective fair value. As a result, during the years ended March 31, 2026 and 2025, the Company recorded goodwill impairment charges of US$11.1 million and US$41.4 million.